Exhibit 10.1
EXECUTION COPY
FIRST AMENDMENT TO CREDIT AGREEMENT
          FIRST AMENDMENT TO CREDIT AGREEMENT (this “First Amendment”), dated as of June 26, 2009, among RSC HOLDINGS II, LLC, a Delaware limited liability company (“Holdings”), RSC HOLDINGS III, LLC, a Delaware limited liability company (the “Parent Borrower”), RSC EQUIPMENT RENTAL, INC., an Arizona corporation (“RSC”), RSC EQUIPMENT RENTAL OF CANADA LTD., a corporation incorporated and existing under the laws of the Province of Alberta (“RSC Canada”, and together with the Parent Borrower, RSC and any other entity that becomes a Borrower from time to time pursuant to the Credit Agreement referred to below, the “Borrowers”), the Lenders (as defined below) party hereto, DEUTSCHE BANK AG, NEW YORK BRANCH, as U.S. administrative agent (in such capacity, the “U.S. Administrative Agent”) and DEUTSCHE BANK AG, CANADA BRANCH, as Canadian administrative agent (in such capacity, the “Canadian Administrative Agent”). All capitalized terms used herein and not otherwise defined herein shall have the respective meanings provided such terms in the Credit Agreement (as defined below).
WITNESSETH:
          WHEREAS, Holdings, the Borrowers, the several banks and other financial institutions from time to time party thereto (the “Lenders”), the U.S. Administrative Agent and the Canadian Administrative Agent are parties to a Credit Agreement, dated as of November 27, 2006 (the “Credit Agreement”);
          WHEREAS, Holdings and the Borrowers wish to amend and/or modify certain provisions of the Credit Agreement in order to permit the co-issuance of First Lien Last Out Notes (as defined in Part I, Section 1 of this First Amendment) by the Parent Borrower and RSC in an aggregate principal amount of up to $700,000,000, the Net Cash Proceeds of which would be applied to refinance outstanding indebtedness under the Credit Agreement;
          WHEREAS, the holders of the First Lien Last Out Notes shall be secured by a Lien on certain of the Collateral pursuant to the First Lien Last Out Security Documents (as defined in Part I, Section 1 of this First Amendment), which Lien shall rank junior to the Lien on the Collateral pursuant to the Security Documents; and
          WHEREAS, subject to the terms and conditions of this First Amendment, the parties hereto agree to amend certain provisions of the Credit Agreement, and enter into certain agreements with respect to the Credit Agreement, in each case as provided herein.
          NOW, THEREFORE, it is agreed:

I.	Amendments to Credit Agreement.
     1. Subsection 1.01 of the Credit Agreement is hereby amended by inserting the following new definitions in the appropriate alphabetical order:

     “First Lien Intercreditor Agreement”: shall mean the Intercreditor Agreement executed by Holdings, Parent Borrower, RSC, each other U.S. Loan Party from time to time party thereto, the U.S. Collateral Agent and the collateral agent under any First Lien Last Out Note Indenture, substantially in the form of Exhibit N, as the same may have been amended, supplemented, waived or otherwise modified from time to time in accordance with the terms hereof and thereof.
     “First Lien Last Out Note Indenture”: each indenture governing the First Lien Last Out Notes, among the Parent Borrower and RSC, as co-issuers, the guarantors from time to time party thereto and the trustee thereunder, as the same may be amended, supplemented, waived or otherwise modified from time to time in accordance the terms thereof and with subsection 8.13.
     “First Lien Last Out Note Documents”: each First Lien Last Out Note Indenture, the First Lien Last Out Notes, the First Lien Last Out Security Documents and each other document or agreement relating to the issuance of the First Lien Last Out Notes, as the same may be amended, supplemented, waived or otherwise modified from time to time in accordance with the terms thereof and subsection 8.13.
     “First Lien Last Out Notes”: senior secured notes of the Parent Borrower and RSC issued pursuant to any First Lien Last Out Note Indenture, as the same may be exchanged for substantially similar senior secured notes that have been registered under the Securities Act or that otherwise do not contain a restrictive legend, and as the same or such substantially similar notes may be amended, supplemented, waived or otherwise modified from time to time in accordance with the terms thereof and subsection 8.13.
     “First Lien Last Out Security Documents”: the collective reference to each security agreement, pledge agreement, mortgage, deed of trust, collateral agreement, instrument or other document granting or perfecting a Lien on any asset or assets of any Person to secure the obligations and liabilities of the U.S. Loan Parties under the First Lien Last Out Note Documents.
     2. The definition of “Change of Control” appearing in subsection 1.01 of the Credit Agreement is hereby amended by deleting the text “and” appearing in clause (f) of said definition and inserting the text “, the First Lien Last Out Note Documents or” in lieu thereof.
     3. The definition of “Loan Documents” appearing in subsection 1.01 of the Credit Agreement is hereby amended by inserting the text “, the First Lien Intercreditor Agreement” immediately after the text “the Intercreditor Agreement” appearing in said definition.
     4. The definition of “Reinvested Amount” appearing in subsection 1.01 of the Credit Agreement is hereby amended by inserting the text “and the First Lien Intercreditor Agreement,” immediately after the text “Intercreditor Agreement” appearing in such definition.
     5. Subsection 4.4(b) of the Credit Agreement is hereby amended by (i) inserting the text “(other than with respect to any prepayment of Loans required pursuant to subsection 8.2(s) in connection with an issuance of First Lien Last Out Notes, in which case such dollar threshold shall not apply)” immediately following the first instance of the text “in each case” appearing in such subsection and (ii) deleting the text “, in each case with such prepayment to be made on the Business Day following” appearing in such subsection and inserting the text “(provided that with respect to any prepayment of Loans required pursuant to subsection 8.2(s) in connection with an issuance of First Lien Last Out Notes, the required amount of such prepayment shall be determined without giving effect to preceding clause (B)), in each case with such prepayment to be made no later than the Business Day following” in lieu thereof.
     6. Subsection 4.4(f) of the Credit Agreement is hereby amended by deleting the text “the RCF Commitments shall not be correspondingly reduced” appearing in such subsection and inserting the text “except as otherwise provided for in subsection 8.2(s) no RCF Commitments shall be correspondingly reduced” in lieu thereof.
     7. Subsection 4.16(h) of the Credit Agreement is hereby amended by deleting the text “and the Intercreditor Agreement” appearing in such subsection and inserting text “, the Intercreditor Agreement and the First Lien Intercreditor Agreement” in lieu thereof.
     8. Subsection 4.16(j) of the Credit Agreement is hereby amended by inserting the text “and the First Lien Intercreditor Agreement” immediately after the text “Intercreditor Agreement” appearing in such subsection.
     9. Subsection 8.2 of the Credit Agreement is hereby amended by (i) deleting the word “and” appearing at the end of clause (q) of such subsection, (ii) deleting the period appearing at the end of clause (r) of such subsection and inserting the text “; and” in lieu thereof and (iii) inserting the following new clause (s) immediately following clause (r) appearing in such subsection:
     “(s) Indebtedness evidenced by the First Lien Last Out Notes; provided that (i) no Default or Event of Default shall exist at the time of, or after giving effect to, the issuance thereof, (ii) the terms and conditions of the First Lien Last Out Note Documents shall be reasonably satisfactory to the U.S. Administrative Agent (it being understood that the provisions of the First Lien Last Out Note Documents that are substantially similar to the corresponding provisions of the Senior Note Documents shall be reasonably satisfactory to the U.S. Administrative Agent); provided that in no event shall the final maturity date for the First Lien Last Out Notes be earlier than June 1, 2014, (iii) the aggregate principal amount of Indebtedness evidenced by the First Lien Last Out Notes at any time outstanding pursuant to this clause (s) shall not exceed $700,000,000 less any repayments of principal of such Indebtedness theretofore outstanding pursuant to this clause (s), (iv) 100% of the Net Cash Proceeds received by any of the Borrowers from the issuance of the First Lien Last Out Notes shall be applied to prepay Loans in accordance with subsections 4.4(b) and 4.4(e), (v) at the time of any issuance of First Lien Last Out Notes, the RCF Commitments are reduced in an amount equal to the face amount of such issuance of First Lien Last Out Notes less, in the case of the first issuance of First Lien Last Out Notes, the amount of Net Cash Proceeds from such issuance applied to prepay Term Loans, (vi) the Available RCF Commitments are $250,000,000 or more at the time of first issuance of the First Lien Last Out Notes and (vii) the U.S. Administrative Agent shall have received (a) an officer’s certificate executed by a Responsible Officer of the U.S. Borrowers certifying that the issuance of the First Lien Last Out Notes does not violate any Second-Lien Term Loan Document and (b) an opinion from the Credit Agreement Parties’ New York counsel addressed to each Agent and each of the Lenders in form and substance reasonably satisfactory to the U.S. Administrative Agent opining that the issuance of the First Lien Last Out Notes does not violate any Second-Lien Term Loan Document.”
     10. Subsection 8.3(q) of the Credit Agreement is hereby amended by deleting the text “Secured Obligations” referred to in said subsection and inserting the text “Obligations” in lieu thereof.
     11. Subsection 8.3 of the Credit Agreement is hereby amended by (i) deleting the word “and” appearing at the end of clause (t) of such subsection, (ii) deleting the period appearing at the end of clause (u) of such subsection and inserting the text “; and” in lieu thereof and (iii) inserting the following new clause (v) immediately following clause (u) appearing in such subsection:
     “(v) Liens securing or consisting of Indebtedness permitted by subsection 8.2(s) and any refinancing, extensions and replacements thereof otherwise permitted under this Agreement; provided that (1) such Liens do not apply to any asset other than Collateral that is subject to a Lien granted under a U.S. Security Document to secure the “Obligations” as defined in the U.S. Guarantee and Collateral Agreement, (2) the First Lien Last Out Notes shall not be secured by any assets of the Canadian Loan Parties and (3) all such Liens shall be subject to the terms and provisions of the First Lien Intercreditor Agreement or another intercreditor agreement that is no less favorable to the Secured Parties than the First Lien Intercreditor Agreement.”
     12. Subsection 8.13(a) of the Credit Agreement is hereby amended by inserting the text ”, First Lien Last Out Notes” immediately after the text “Second-Lien Term Loans” appearing in such subsection.
     13. Subsection 8.13(b) of the Credit Agreement is hereby amended by inserting the text “the First Lien Last Out Notes or” immediately prior to the text “the Senior Notes” appearing in such subsection.
     14. Subsection 8.13 of the Credit Agreement is hereby amended by inserting the following new clause (h) immediately following clause (g) appearing in such subsection:
     “(h) Amend, supplement, waive or otherwise modify any of the provisions of any First Lien Last Out Note Document (including pursuant to an extension, renewal, replacement or refinancing thereof), except as permitted by the First Lien Intercreditor Agreement.”
     15. The Borrowers and the Lenders hereby agree that on each date the Borrowers receive Net Cash Proceeds from the issuance of any First Lien Last Out Notes, the RCF Commitments shall be reduced in an amount equal to the face amount of such First Lien Last Out Notes less, in the case of the first issuance of First Lien Last Out Notes, the amount of Net Cash Proceeds from such issuance applied to prepay Term Loans. Such commitment reduction shall be applied to reduce the RCF Commitments in accordance with the provisions of the Credit Agreement.
     16. Subsection 10.9 of the Credit Agreement is hereby amended by inserting the text “, the First Lien Intercreditor Agreement” immediately before (i) the text “and the Intercreditor Agreement” appearing in the first sentence of clause (a) of such subsection and (ii) the text “or the Intercreditor Agreement” appearing in clause (a) of such subsection.
     17. Section 11 of the Credit Agreement is hereby amended by inserting the following new subsection 11.23 in the appropriate sequence:
          “11.23 FIRST LIEN INTERCREDITOR AGREEMENT. EACH LENDER PARTY HERETO UNDERSTANDS, ACKNOWLEDGES AND AGREES THAT IT IS THE INTENTION OF THE PARTIES HERETO THAT THE OBLIGATIONS ARE INTENDED TO CONSTITUTE A DISTINCT AND SEPARATE CLASS FROM THE FIRST LIEN LAST OUT OBLIGATIONS (AS DEFINED IN THE FIRST LIEN INTERCREDITOR AGREEMENT). EACH LENDER FURTHER UNDERSTANDS, ACKNOWLEDGES AND AGREES THAT THE PROVISIONS SETTING FORTH THE PRIORITIES AS BETWEEN THE HOLDERS OF FIRST LIEN LAST OUT OBLIGATIONS ON THE ONE HAND, AND THE HOLDERS OF OBLIGATIONS HEREUNDER, ON THE OTHER HAND, ARE SET FORTH IN THE FIRST LIEN INTERCREDITOR AGREEMENT.
          (a) EACH LENDER AUTHORIZES AND INSTRUCTS THE U.S. COLLATERAL AGENT TO ENTER INTO THE FIRST LIEN INTERCREDITOR AGREEMENT ON BEHALF OF THE LENDERS, AND TO TAKE ALL ACTIONS (AND EXECUTE ALL DOCUMENTS) REQUIRED (OR DEEMED ADVISABLE) BY IT IN ACCORDANCE WITH THE TERMS OF THE FIRST LIEN INTERCREDITOR AGREEMENT.
          (b) THE PROVISIONS OF THIS SUBSECTION 11.23 ARE NOT INTENDED TO SUMMARIZE ALL RELEVANT PROVISIONS OF THE FIRST LIEN INTERCREDITOR AGREEMENT. REFERENCE MUST BE MADE TO THE FIRST LIEN INTERCREDITOR AGREEMENT ITSELF TO UNDERSTAND ALL TERMS AND CONDITIONS THEREOF. EACH LENDER IS RESPONSIBLE FOR MAKING ITS OWN ANALYSIS AND REVIEW OF THE FIRST LIEN INTERCREDITOR AGREEMENT AND THE TERMS AND PROVISIONS THEREOF, AND NEITHER THE U.S. ADMINISTRATIVE AGENT NOR THE U.S. COLLATERAL AGENT OR ANY OF THEIR RESPECTIVE AFFILIATES MAKES ANY REPRESENTATION TO ANY LENDER AS TO THE SUFFICIENCY OR ADVISABILITY OF THE PROVISIONS CONTAINED IN THE FIRST LIEN INTERCREDITOR AGREEMENT. EACH LENDER IS FURTHER AWARE THAT THE U.S. COLLATERAL AGENT MAY ALSO ACT IN AN AGENCY CAPACITY PURSUANT TO EACH FIRST LIEN LAST OUT NOTE INDENTURE, AND EACH LENDER HEREBY IRREVOCABLY WAIVES ANY OBJECTION THERETO OR CAUSE OF ACTION ARISING THEREFROM.”
     18. The Credit Agreement is hereby further amended by adding Exhibit N to the Credit Agreement in the form of Exhibit N attached hereto.

II.	Amendment of Intercreditor Agreement.
     1. By delivery of an executed counterpart to this First Amendment, each Lender party hereto hereby consents to and directs the execution and delivery on its behalf by the U.S. Collateral Agent of the First Amendment to the Intercreditor Agreement, substantially in the form of Exhibit A hereto.

III.	Miscellaneous Provisions.
     1. In order to induce the Lenders to enter into this First Amendment, Holdings and each Borrower hereby represent and warrant that:
     (a) no Default or Event of Default exists as of the First Amendment Effective Date (as defined below), both immediately before and immediately after giving effect to this First Amendment; and
     (b) all of the representations and warranties contained in the Credit Agreement and in the other Loan Documents are true and correct in all material respects on the First Amendment Effective Date, both immediately before and immediately after giving effect thereto, with the same effect as though such representations and warranties had been made on and as of the First Amendment Effective Date (unless such representation or warranty relates to a specific date, in which case such representation or warranty shall be true and correct in all material respects as of such specific date).
     2. This First Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other Loan Document.
     3. This First Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the Parent Borrower and the U.S. Administrative Agent.
     4. THIS FIRST AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES THAT WOULD REQUIRE THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION.
     5. The First Amendment shall become effective on the date (the “First Amendment Effective Date”) when each of the following conditions shall have been satisfied:
     (i) Holdings, each Borrower and the Lenders constituting the Required Lenders shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of pdf, facsimile or other electronic transmission) the same to White & Case LLP, 1155 Avenue of the Americas, New York,

NY 10036, Attention: May Yip (facsimile number: 212-354-8113 / email address: myip@whitecase.com);
     (ii) the Borrowers shall have paid to each Lender which executes and delivers to the U.S. Administrative Agent (or its designee) a counterpart hereof by 10:00 A.M. (New York City time) on June 24, 2009 (or, if later, on the First Amendment Effective Date), a non-refundable cash fee (the “Amendment Fee”) in dollars in an amount equal to 0.15% of the sum of (i) the aggregate principal amount of all Term Loans of such Lender outstanding on the First Amendment Effective Date plus (ii) the RCF Commitments of such Lender as in effect on the First Amendment Effective Date. The Amendment Fee shall not be subject to counterclaim or set-off, or be otherwise affected by, any claim or dispute relating to any other matter. The Amendment Fee shall be paid by the Borrowers to the U.S. Administrative Agent for distribution to the relevant Lenders not later than the Business Day following the First Amendment Effective Date;
     (iii) the Borrowers shall have paid to the U.S. Administrative Agent (or its applicable affiliate) all fees, costs and expenses (including, without limitation, reasonable legal fees and expenses) payable to the U.S. Administrative Agent (or its applicable affiliate) to the extent then required under Section 11.5 of the Credit Agreement; and
     (iv) there shall have been delivered to the U.S. Administrative Agent copies of resolutions of the board of directors of Holdings, the Parent Borrower, RSC and RSC Canada approving and authorizing the execution, delivery and performance of this First Amendment and the Loan Documents as amended by this First Amendment, certified as of the First Amendment Effective Date by the corporate secretary or an assistant secretary of such Loan Party as being in full force and effect without modification or amendment.
     6. From and after the First Amendment Effective Date, all references in the Credit Agreement and each of the other Loan Documents to the Credit Agreement shall be deemed to be references to the Credit Agreement, as modified hereby on the First Amendment Effective Date.
* * *

          IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this First Amendment as of the date first above written.

RSC HOLDINGS II, LLC
By:	/s/ Kevin J. Groman
	Name:	Kevin J. Groman
	Title:	SVP — General Counsel

RSC HOLDINGS III, LLC
By:	/s/ Kevin J. Groman
	Name:	Kevin J. Groman
	Title:	SVP — General Counsel

RSC EQUIPMENT RENTAL, INC.
By:	/s/ Kevin J. Groman
	Name:	Kevin J. Groman
	Title:	SVP — General Counsel

RSC EQUIPMENT RENTAL OF CANADA LTD.
By:	/s/ Kevin J. Groman
	Name:	Kevin J. Groman
	Title:	SVP — General Counsel

Signature page to First Amendment — Note Issuance

DEUTSCHE BANK AG, NEW YORK BRANCH, as U.S. Administrative Agent
By:	/s/ Enrique Landaeta
	Name:	Enrique Landaeta
	Title:	Vice President

By:	/s/ Erin Morrissey
	Name:	Erin Morrissey
	Title:	Vice President

DEUTSCHE BANK AG, CANADA BRANCH, as Canadian Administrative Agent
By:	/s/ Rod O’Hara
	Name:	Rod O’Hara
	Title:	DIRECTOR

By:	/s/ Marcellus Leung
	Name:	Marcellus Leung
	Title:	Assistant Vice President

Signature page to First Amendment — Note Issuance

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG RSC HOLDINGS II, LLC, RSC HOLDINGS III, LLC, RSC EQUIPMENT RENTAL, INC., RSC EQUIPMENT RENTAL OF CANADA LTD., THE SEVERAL BANKS AND OTHER FINANCIAL INSTITUTIONS FROM TIME TO TIME PARTY THERETO, DEUTSCHE BANK AG, NEW YORK BRANCH, AS U.S. ADMINISTRATIVE AGENT AND DEUTSCHE BANK AG, CANADA BRANCH, AS CANADIAN ADMINISTRATIVE AGENT

Name of Institution:

ALLIED IRISH BANKS, P.L.C.

By:	/s/ Brent Phillips
	Name:	Brent Phillips
	Title:	Vice President

By:	/s/ Martin Chin
	Name:	Martin Chin
	Title:	Senior Vice President

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG RSC HOLDINGS II, LLC, RSC HOLDINGS III, LLC, RSC EQUIPMENT RENTAL, INC., RSC EQUIPMENT RENTAL OF CANADA LTD., THE SEVERAL BANKS AND OTHER FINANCIAL INSTITUTIONS FROM TIME TO TIME PARTY THERETO, DEUTSCHE BANK AG, NEW YORK BRANCH, AS U.S. ADMINISTRATIVE AGENT AND DEUTSCHE BANK AG, CANADA BRANCH, AS CANADIAN ADMINISTRATIVE AGENT

Name of Institution:

BANK MIDWEST, N.A.

By:	/s/ Damon K. Stelting
	Name:	Damon K. Stelting
	Title:	Vice President Commercial Lending

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG RSC HOLDINGS II, LLC, RSC HOLDINGS III, LLC, RSC EQUIPMENT RENTAL, INC., RSC EQUIPMENT RENTAL OF CANADA LTD., THE SEVERAL BANKS AND OTHER FINANCIAL INSTITUTIONS FROM TIME TO TIME PARTY THERETO, DEUTSCHE BANK AG, NEW YORK BRANCH, AS U.S. ADMINISTRATIVE AGENT AND DEUTSCHE BANK AG, CANADA BRANCH, AS CANADIAN ADMINISTRATIVE AGENT

Name of Institution:

Bayerische Landesbank,
New York Branch

By:	/s/ Stephen T. Hill
	Name:	Stephen T. Hill
	Title:	First Vice President

By:	/s/ Suyash Upreti
	Name:	Suyash Upreti
	Title:	VP

First Amendment to RSC Credit Agreement

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG RSC HOLDINGS II, LLC, RSC HOLDINGS III, LLC, RSC EQUIPMENT RENTAL, INC., RSC EQUIPMENT RENTAL OF CANADA LTD., THE SEVERAL BANKS AND OTHER FINANCIAL INSTITUTIONS FROM TIME TO TIME PARTY THERETO, DEUTSCHE BANK AG, NEW YORK BRANCH, AS U.S. ADMINISTRATIVE AGENT AND DEUTSCHE BANK AG, CANADA BRANCH, AS CANADIAN ADMINISTRATIVE AGENT

Name of Institution:

Bank of America, N.A.

By:	/s/ Michael Lemiszko
	Name:	Michael Lemiszko
	Title:	Senior Vice President

Signature page to First Amendment — Note Issuance

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG RSC HOLDINGS II, LLC, RSC HOLDINGS III, LLC, RSC EQUIPMENT RENTAL, INC., RSC EQUIPMENT RENTAL OF CANADA LTD., THE SEVERAL BANKS AND OTHER FINANCIAL INSTITUTIONS FROM TIME TO TIME PARTY THERETO, DEUTSCHE BANK AG, NEW YORK BRANCH, AS U.S. ADMINISTRATIVE AGENT AND DEUTSCHE BANK AG, CANADA BRANCH, AS CANADIAN ADMINISTRATIVE AGENT

Name of Institution:

Bank of America, N.A., (Acting through its Canada Branch)

By:	/s/ Michael Lemiszko
	Name:	Michael Lemiszko
	Title:	Senior Vice President

Signature page to First Amendment — Note Issuance

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG RSC HOLDINGS II, LLC, RSC HOLDINGS III, LLC, RSC EQUIPMENT RENTAL, INC., RSC EQUIPMENT RENTAL OF CANADA LTD., THE SEVERAL BANKS AND OTHER FINANCIAL INSTITUTIONS FROM TIME TO TIME PARTY THERETO, DEUTSCHE BANK AG, NEW YORK BRANCH, AS U.S. ADMINISTRATIVE AGENT AND DEUTSCHE BANK AG, CANADA BRANCH, AS CANADIAN ADMINISTRATIVE AGENT

Name of Institution:

THE BANK OF NOVA SCOTIA

By:	/s/ Paula Czach
	Name:	P. Czach
	Title:	Director

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG RSC HOLDINGS II, LLC, RSC HOLDINGS III, LLC, RSC EQUIPMENT RENTAL, INC., RSC EQUIPMENT RENTAL OF CANADA LTD., THE SEVERAL BANKS AND OTHER FINANCIAL INSTITUTIONS FROM TIME TO TIME PARTY THERETO, DEUTSCHE BANK AG, NEW YORK BRANCH, AS U.S. ADMINISTRATIVE AGENT AND DEUTSCHE BANK AG, CANADA BRANCH, AS CANADIAN ADMINISTRATIVE AGENT

Name of Institution:

BMO Capital Markets Financing Inc.

By:	/s/ Michael D. Pincus
	Name:	Michael D. Pincus
	Title:	Managing Director

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG RSC HOLDINGS II, LLC, RSC HOLDINGS III, LLC, RSC EQUIPMENT RENTAL, INC., RSC EQUIPMENT RENTAL OF CANADA LTD., THE SEVERAL BANKS AND OTHER FINANCIAL INSTITUTIONS FROM TIME TO TIME PARTY THERETO, DEUTSCHE BANK AG, NEW YORK BRANCH, AS U.S. ADMINISTRATIVE AGENT AND DEUTSCHE BANK AG, CANADA BRANCH, AS CANADIAN ADMINISTRATIVE AGENT

Name of Institution:

Burdale Financial LTD

By:	/s/ Phillip R. Webb
	Name:	Phillip R. Webb
	Title:	Duly Authorized Signatory

By:	/s/ Antimo Barbieri
	Name:	Antimo Barbieri
	Title:	Duly Authorized Signatory

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG RSC HOLDINGS II, LLC, RSC HOLDINGS III, LLC, RSC EQUIPMENT RENTAL, INC., RSC EQUIPMENT RENTAL OF CANADA LTD., THE SEVERAL BANKS AND OTHER FINANCIAL INSTITUTIONS FROM TIME TO TIME PARTY THERETO, DEUTSCHE BANK AG, NEW YORK BRANCH, AS U.S. ADMINISTRATIVE AGENT AND DEUTSCHE BANK AG, CANADA BRANCH, AS CANADIAN ADMINISTRATIVE AGENT

Name of Institution:

Capital One Leverage Finance Corp. (f/n/a North Fork Business Capital Corporation)

By:	/s/ Nick Malatestinic
	Name:	Nick Malatestinic
	Title:	SVP

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG RSC HOLDINGS II, LLC, RSC HOLDINGS III, LLC, RSC EQUIPMENT RENTAL, INC., RSC EQUIPMENT RENTAL OF CANADA LTD., THE SEVERAL BANKS AND OTHER FINANCIAL INSTITUTIONS FROM TIME TO TIME PARTY THERETO, DEUTSCHE BANK AG, NEW YORK BRANCH, AS U.S. ADMINISTRATIVE AGENT AND DEUTSCHE BANK AG, CANADA BRANCH, AS CANADIAN ADMINISTRATIVE AGENT

Name of Institution:

RBS Business Capital, a division of RBS Asset Finance, Inc FKA Citizens Business Capital, a division of Citizens Leasing Corporation

By:	/s/ James H. Herzog Jr.
	Name:	James H. Herzog Jr.
	Title:	Senior Vice President

First Amendment to RSC Credit Agreement

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG RSC HOLDINGS II, LLC, RSC HOLDINGS III, LLC, RSC EQUIPMENT RENTAL, INC., RSC EQUIPMENT RENTAL OF CANADA LTD., THE SEVERAL BANKS AND OTHER FINANCIAL INSTITUTIONS FROM TIME TO TIME PARTY THERETO, DEUTSCHE BANK AG, NEW YORK BRANCH, AS U.S. ADMINISTRATIVE AGENT AND DEUTSCHE BANK AG, CANADA BRANCH, AS CANADIAN ADMINISTRATIVE AGENT

Name of Institution:

ColumbusNova CLO Ltd. 2007-1

By:	/s/ Patrick Engel
	Name:	Patrick Engel
	Title:	Director

First Amendment to RSC Credit Agreement

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG RSC HOLDINGS II, LLC, RSC HOLDINGS III, LLC, RSC EQUIPMENT RENTAL, INC., RSC EQUIPMENT RENTAL OF CANADA LTD., THE SEVERAL BANKS AND OTHER FINANCIAL INSTITUTIONS FROM TIME TO TIME PARTY THERETO, DEUTSCHE BANK AG, NEW YORK BRANCH, AS U.S. ADMINISTRATIVE AGENT AND DEUTSCHE BANK AG, CANADA BRANCH, AS CANADIAN ADMINISTRATIVE AGENT

Name of Institution:

Commerzbank AG, New York and Grand Cayman Branches

By:	/s/ Gerard A. Araw
	Name:	Gerard A. Araw
	Title:	Assistant Vice President

By:	/s/ Anthony Giraldi
	Name:	Anthony Giraldi
	Title:	Vice President

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG RSC HOLDINGS II, LLC, RSC HOLDINGS III, LLC, RSC EQUIPMENT RENTAL, INC., RSC EQUIPMENT RENTAL OF CANADA LTD., THE SEVERAL BANKS AND OTHER FINANCIAL INSTITUTIONS FROM TIME TO TIME PARTY THERETO, DEUTSCHE BANK AG, NEW YORK BRANCH, AS U.S. ADMINISTRATIVE AGENT AND DEUTSCHE BANK AG, CANADA BRANCH, AS CANADIAN ADMINISTRATIVE AGENT

Name of Institution:

Madison Park Funding I, Ltd.

By:	/s/ Thomas Flannery
	Name:	Thomas Flannery
	Title:	Authorized Signatory

First Amendment to RSC Credit Agreement

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG RSC HOLDINGS II, LLC, RSC HOLDINGS III, LLC, RSC EQUIPMENT RENTAL, INC., RSC EQUIPMENT RENTAL OF CANADA LTD., THE SEVERAL BANKS AND OTHER FINANCIAL INSTITUTIONS FROM TIME TO TIME PARTY THERETO, DEUTSCHE BANK AG, NEW YORK BRANCH, AS U.S. ADMINISTRATIVE AGENT AND DEUTSCHE BANK AG, CANADA BRANCH, AS CANADIAN ADMINISTRATIVE AGENT

Name of Institution:

Madison Park Funding IV, Ltd.

By	Credit Suisse Alternative Capital, Inc., as collateral manager

By:	/s/ Thomas Flannery
	Name:	Thomas Flannery
	Title:	Authorized Signatory

First Amendment to RSC Credit Agreement

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG RSC HOLDINGS II, LLC, RSC HOLDINGS III, LLC, RSC EQUIPMENT RENTAL, INC., RSC EQUIPMENT RENTAL OF CANADA LTD., THE SEVERAL BANKS AND OTHER FINANCIAL INSTITUTIONS FROM TIME TO TIME PARTY THERETO, DEUTSCHE BANK AG, NEW YORK BRANCH, AS U.S. ADMINISTRATIVE AGENT AND DEUTSCHE BANK AG, CANADA BRANCH, AS CANADIAN ADMINISTRATIVE AGENT

Name of Institution:

Madison Park Funding VI, Ltd.

By	Credit Suisse Alternative Capital, Inc., as collateral manager

By:	/s/ Thomas Flannery
	Name:	Thomas Flannery
	Title:	Authorized Signatory

First Amendment to RSC Credit Agreement

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG RSC HOLDINGS II, LLC, RSC HOLDINGS III, LLC, RSC EQUIPMENT RENTAL, INC., RSC EQUIPMENT RENTAL OF CANADA LTD., THE SEVERAL BANKS AND OTHER FINANCIAL INSTITUTIONS FROM TIME TO TIME PARTY THERETO, DEUTSCHE BANK AG, NEW YORK BRANCH, AS U.S. ADMINISTRATIVE AGENT AND DEUTSCHE BANK AG, CANADA BRANCH, AS CANADIAN ADMINISTRATIVE AGENT

Name of Institution:

DZ BANK AG, New York Branch

By:	/s/ Oliver Hildenbrand
	Name:	Oliver Hildenbrand
	Title:	SVP

By:	/s/ Paul Fitzpatrick
	Name:	Paul Fitzpatrick
	Title:	VP

First Amendment to RSC Credit Agreement

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG RSC HOLDINGS II, LLC, RSC HOLDINGS III, LLC, RSC EQUIPMENT RENTAL, INC., RSC EQUIPMENT RENTAL OF CANADA LTD., THE SEVERAL BANKS AND OTHER FINANCIAL INSTITUTIONS FROM TIME TO TIME PARTY THERETO, DEUTSCHE BANK AG, NEW YORK BRANCH, AS U.S. ADMINISTRATIVE AGENT AND DEUTSCHE BANK AG, CANADA BRANCH, AS CANADIAN ADMINISTRATIVE AGENT

Name of Institution:

Erste Group Bank AG

By:	/s/ John Fay
	Name:	John Fay
	Title:	Director

By:	/s/ Bryan Lynch
	Name:	Bryan Lynch
	Title:	Executive Director

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG RSC HOLDINGS II, LLC, RSC HOLDINGS III, LLC, RSC EQUIPMENT RENTAL, INC., RSC EQUIPMENT RENTAL OF CANADA LTD., THE SEVERAL BANKS AND OTHER FINANCIAL INSTITUTIONS FROM TIME TO TIME PARTY THERETO, DEUTSCHE BANK AG, NEW YORK BRANCH, AS U.S. ADMINISTRATIVE AGENT AND DEUTSCHE BANK AG, CANADA BRANCH, AS CANADIAN ADMINISTRATIVE AGENT

Name of Institution:

FIRST TRUST/FOUR CORNERS SENIOR
FLOATING RATE INCOME FUND II

By: Four Corners Capital Management, LLC
As Sub-Adviser

By:	/s/ John Heitkemper
John Heitkemper
Vice President

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG RSC HOLDINGS II, LLC, RSC HOLDINGS III, LLC, RSC EQUIPMENT RENTAL, INC., RSC EQUIPMENT RENTAL OF CANADA LTD., THE SEVERAL BANKS AND OTHER FINANCIAL INSTITUTIONS FROM TIME TO TIME PARTY THERETO, DEUTSCHE BANK AG, NEW YORK BRANCH, AS U.S. ADMINISTRATIVE AGENT AND DEUTSCHE BANK AG, CANADA BRANCH, AS CANADIAN ADMINISTRATIVE AGENT

Foothill CLO I, Ltd.

By: The Foothill Group, Inc.,
       as attorney-in-fact

By:	/s/ Scott P. Quigley
	Name:	Scott P. Quigley
	Title:	Vice President

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG RSC HOLDINGS II, LLC, RSC HOLDINGS III, LLC, RSC EQUIPMENT RENTAL, INC., RSC EQUIPMENT RENTAL OF CANADA LTD., THE SEVERAL BANKS AND OTHER FINANCIAL INSTITUTIONS FROM TIME TO TIME PARTY THERETO, DEUTSCHE BANK AG, NEW YORK BRANCH, AS U.S. ADMINISTRATIVE AGENT AND DEUTSCHE BANK AG, CANADA BRANCH, AS CANADIAN ADMINISTRATIVE AGENT

Name of Institution:

Fortis Bank S.A./N.V., New York Branch

By:	/s/ Barbara E. Nash
	Name:	Barbara E. Nash
	Title:	Managing Director & Group Head

By:	/s/ Douglas Riahi
	Name:	Douglas Riahi
	Title:	Managing Director

First Amendment to RSC Credit Agreement

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG RSC HOLDINGS II, LLC, RSC HOLDINGS III, LLC, RSC EQUIPMENT RENTAL, INC., RSC EQUIPMENT RENTAL OF CANADA LTD., THE SEVERAL BANKS AND OTHER FINANCIAL INSTITUTIONS FROM TIME TO TIME PARTY THERETO, DEUTSCHE BANK AG, NEW YORK BRANCH, AS U.S. ADMINISTRATIVE AGENT AND DEUTSCHE BANK AG, CANADA BRANCH, AS CANADIAN ADMINISTRATIVE AGENT

Name of Institution:

FORTIS CAPITAL CANADA LTD.

By:	/s/ Barbara E. Nash
	Name:	Barbara E. Nash
	Title:	Managing Director & Group Head

By:	/s/ Douglas Riahi
	Name:	Douglas Riahi
	Title:	Director

First Amendment to RSC Credit Agreement

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG RSC HOLDINGS II, LLC, RSC HOLDINGS III, LLC, RSC EQUIPMENT RENTAL, INC., RSC EQUIPMENT RENTAL OF CANADA LTD., THE SEVERAL BANKS AND OTHER FINANCIAL INSTITUTIONS FROM TIME TO TIME PARTY THERETO, DEUTSCHE BANK AG, NEW YORK BRANCH, AS U.S. ADMINISTRATIVE AGENT AND DEUTSCHE BANK AG, CANADA BRANCH, AS CANADIAN ADMINISTRATIVE AGENT

Name of Institution:

SF-3 Segregated Portfolio, a segregated portfolio of Shiprock Finance, SPC, for which Shiprock Finance, SPC is acting on behalf of and for the account of SF-3 Segregated Portfolio

By:	/s/ Roy Hykal
	Name:	Roy Hykal
	Title:	Attorney-in-Fact

First Amendment to RSC Credit Agreement

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG RSC HOLDINGS II, LLC, RSC HOLDINGS III, LLC, RSC EQUIPMENT RENTAL, INC., RSC EQUIPMENT RENTAL OF CANADA LTD., THE SEVERAL BANKS AND OTHER FINANCIAL INSTITUTIONS FROM TIME TO TIME PARTY THERETO, DEUTSCHE BANK AG, NEW YORK BRANCH, AS U.S. ADMINISTRATIVE AGENT AND DEUTSCHE BANK AG, CANADA BRANCH, AS CANADIAN ADMINISTRATIVE AGENT

Name of Institution:

SFR, LTD.

By:	Four Corners Capital Management, LLC As Collateral Manager

/s/ John Heitkemper
John Heitkemper
Vice President

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG RSC HOLDINGS II, LLC, RSC HOLDINGS III, LLC, RSC EQUIPMENT RENTAL, INC., RSC EQUIPMENT RENTAL OF CANADA LTD., THE SEVERAL BANKS AND OTHER FINANCIAL INSTITUTIONS FROM TIME TO TIME PARTY THERETO, DEUTSCHE BANK AG, NEW YORK BRANCH, AS U.S. ADMINISTRATIVE AGENT AND DEUTSCHE BANK AG, CANADA BRANCH, AS CANADIAN ADMINISTRATIVE AGENT

Name of Institution:

Four Corners CLO II, Ltd.

By:	/s/ Roy Hykal
	Name:	Roy Hykal
	Title:	Attorney-in-Fact

First Amendment to RSC Credit Agreement

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG RSC HOLDINGS II, LLC, RSC HOLDINGS III, LLC, RSC EQUIPMENT RENTAL, INC., RSC EQUIPMENT RENTAL OF CANADA LTD., THE SEVERAL BANKS AND OTHER FINANCIAL INSTITUTIONS FROM TIME TO TIME PARTY THERETO, DEUTSCHE BANK AG, NEW YORK BRANCH, AS U.S. ADMINISTRATIVE AGENT AND DEUTSCHE BANK AG, CANADA BRANCH, AS CANADIAN ADMINISTRATIVE AGENT

Name of Institution:

BLUE SHIELD OF CALIFORNIA

By:	/s/ Alex Guang Yu
	Name:	Alex Guang Yu
	Title:	Authorized Signatory

First Amendment to RSC Credit Agreement

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG RSC HOLDINGS II, LLC, RSC HOLDINGS III, LLC, RSC EQUIPMENT RENTAL, INC., RSC EQUIPMENT RENTAL OF CANADA LTD., THE SEVERAL BANKS AND OTHER FINANCIAL INSTITUTIONS FROM TIME TO TIME PARTY THERETO, DEUTSCHE BANK AG, NEW YORK BRANCH, AS U.S. ADMINISTRATIVE AGENT AND DEUTSCHE BANK AG, CANADA BRANCH, AS CANADIAN ADMINISTRATIVE AGENT

Name of Institution:

FRANKLIN CLO IV, LIMITED

By:	/s/ Alex Guang Yu
	Name:	Alex Guang Yu
	Title:	Authorized Signatory
First Amendment to RSC Credit Agreement

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG RSC HOLDINGS II, LLC, RSC HOLDINGS III, LLC, RSC EQUIPMENT RENTAL, INC., RSC EQUIPMENT RENTAL OF CANADA LTD., THE SEVERAL BANKS AND OTHER FINANCIAL INSTITUTIONS FROM TIME TO TIME PARTY THERETO, DEUTSCHE BANK AG, NEW YORK BRANCH, AS U.S. ADMINISTRATIVE AGENT AND DEUTSCHE BANK AG, CANADA BRANCH, AS CANADIAN ADMINISTRATIVE AGENT

Name of Institution:

FRANKLIN FLOATING RATE
DAILY ACCESS FUND

By:	/s/ Madeline Lam
	Name:	Madeline Lam
	Title:	Asst. Vice President
First Amendment to RSC Credit Agreement

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG RSC HOLDINGS II, LLC, RSC HOLDINGS III, LLC, RSC EQUIPMENT RENTAL, INC., RSC EQUIPMENT RENTAL OF CANADA LTD., THE SEVERAL BANKS AND OTHER FINANCIAL INSTITUTIONS FROM TIME TO TIME PARTY THERETO, DEUTSCHE BANK AG, NEW YORK BRANCH, AS U.S. ADMINISTRATIVE AGENT AND DEUTSCHE BANK AG, CANADA BRANCH, AS CANADIAN ADMINISTRATIVE AGENT

Name of Institution:

Franklin Templeton Series II Funds
Franklin Floating Rate II Fund

By:	/s/ Madeline Lam
	Name:	Madeline Lam
	Title:	Asst. Vice President
First Amendment to RSC Credit Agreement

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG RSC HOLDINGS II, LLC, RSC HOLDINGS III, LLC, RSC EQUIPMENT RENTAL, INC., RSC EQUIPMENT RENTAL OF CANADA LTD., THE SEVERAL BANKS AND OTHER FINANCIAL INSTITUTIONS FROM TIME TO TIME PARTY THERETO, DEUTSCHE BANK AG, NEW YORK BRANCH, AS U.S. ADMINISTRATIVE AGENT AND DEUTSCHE BANK AG, CANADA BRANCH, AS CANADIAN ADMINISTRATIVE AGENT

Name of Institution:

Franklin Floating Rate Master Series

By:	/s/ Madeline Lam
	Name:	Madeline Lam
	Title:	Asst. Vice President
First Amendment to RSC Credit Agreement

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG RSC HOLDINGS II, LLC, RSC HOLDINGS III, LLC, RSC EQUIPMENT RENTAL, INC., RSC EQUIPMENT RENTAL OF CANADA LTD., THE SEVERAL BANKS AND OTHER FINANCIAL INSTITUTIONS FROM TIME TO TIME PARTY THERETO, DEUTSCHE BANK AG, NEW YORK BRANCH, AS U.S. ADMINISTRATIVE AGENT AND DEUTSCHE BANK AG, CANADA BRANCH, AS CANADIAN ADMINISTRATIVE AGENT

Name of Institution:

GE Business Financial Services Inc.
(formerly known as Merrill Lynch Business Financial Services Inc)

By:	/s/ Maura Fitzgerald
	Name:	Maura Fitzgerald
	Title:	Duly Authorized Signatory
First Amendment to RSC Credit Agreement

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG RSC HOLDINGS II, LLC, RSC HOLDINGS III, LLC, RSC EQUIPMENT RENTAL, INC., RSC EQUIPMENT RENTAL OF CANADA LTD., THE SEVERAL BANKS AND OTHER FINANCIAL INSTITUTIONS FROM TIME TO TIME PARTY THERETO, DEUTSCHE BANK AG, NEW YORK BRANCH, AS U.S. ADMINISTRATIVE AGENT AND DEUTSCHE BANK AG, CANADA BRANCH, AS CANADIAN ADMINISTRATIVE AGENT

Name of Institution:

GE CANADA FINANCE HOUSING COMPANY

By:	/s/ Italo Fortino
	Name:	Italo Fortino
	Title:	Duly Authorized Signatory
First Amendment to RSC Credit Agreement

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG RSC HOLDINGS II, LLC, RSC HOLDINGS III, LLC, RSC EQUIPMENT RENTAL, INC., RSC EQUIPMENT RENTAL OF CANADA LTD., THE SEVERAL BANKS AND OTHER FINANCIAL INSTITUTIONS FROM TIME TO TIME PARTY THERETO, DEUTSCHE BANK AG, NEW YORK BRANCH, AS U.S. ADMINISTRATIVE AGENT AND DEUTSCHE BANK AG, CANADA BRANCH, AS CANADIAN ADMINISTRATIVE AGENT

Name of Institution:

General Electric Capital Corporation

By:	/s/ Maura Fitzgerald
	Name:	Maura Fitzgerald
	Title:	Duly Authorized Signatory
First Amendment to RSC Credit Agreement

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG RSC HOLDINGS II, LLC, RSC HOLDINGS III, LLC, RSC EQUIPMENT RENTAL, INC., RSC EQUIPMENT RENTAL OF CANADA LTD., THE SEVERAL BANKS AND OTHER FINANCIAL INSTITUTIONS FROM TIME TO TIME PARTY THERETO, DEUTSCHE BANK AG, NEW YORK BRANCH, AS U.S. ADMINISTRATIVE AGENT AND DEUTSCHE BANK AG, CANADA BRANCH, AS CANADIAN ADMINISTRATIVE AGENT

NAVIGATOR CDO 2004, LTD., as a Lender

By:  GE Asset Management Inc., as Collateral Manager

By:	/s/ John Campos
	Name:	John Campos
	Title:	Authorized Signatory

NAVIGATOR CDO 2006, LTD., as a Lender By: GE Asset Management Inc., as Collateral Manager
By:	/s/ John Campos
	Name:	John Campos
	Title:	Authorized Signatory

GENERAL ELECTRIC PENSION TRUST, as a Lender By: GE Asset Management Inc., as Collateral Manager
By:	/s/ John Campos
	Name:	John Campos
	Title:	Authorized Signatory
First Amendment to RSC Credit Agreement

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG RSC HOLDINGS II, LLC, RSC HOLDINGS III, LLC, RSC EQUIPMENT RENTAL, INC., RSC EQUIPMENT RENTAL OF CANADA LTD., THE SEVERAL BANKS AND OTHER FINANCIAL INSTITUTIONS FROM TIME TO TIME PARTY THERETO, DEUTSCHE BANK AG, NEW YORK BRANCH, AS U.S. ADMINISTRATIVE AGENT AND DEUTSCHE BANK AG, CANADA BRANCH, AS CANADIAN ADMINISTRATIVE AGENT

Name of Institution:

CFBlackburn LLC
by GMAC Commercial Finance LLC, as servicer

By:	/s/ Dennis Baeks
	Name:	Dennis Baeks
	Title:	Managing Director
First Amendment to RSC Credit Agreement

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG RSC HOLDINGS II, LLC, RSC HOLDINGS III, LLC, RSC EQUIPMENT RENTAL, INC., RSC EQUIPMENT RENTAL OF CANADA LTD., THE SEVERAL BANKS AND OTHER FINANCIAL INSTITUTIONS FROM TIME TO TIME PARTY THERETO, DEUTSCHE BANK AG, NEW YORK BRANCH, AS U.S. ADMINISTRATIVE AGENT AND DEUTSCHE BANK AG, CANADA BRANCH, AS CANADIAN ADMINISTRATIVE AGENT

Name of Institution:

HSBC Business Credit (USA) Inc.

By:	/s/ Daniel J. Williams
	Name:	Daniel J. Williams
	Title:	Vice President

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG RSC HOLDINGS II, LLC, RSC HOLDINGS III, LLC, RSC EQUIPMENT RENTAL, INC., RSC EQUIPMENT RENTAL OF CANADA LTD., THE SEVERAL BANKS AND OTHER FINANCIAL INSTITUTIONS FROM TIME TO TIME PARTY THERETO, DEUTSCHE BANK AG, NEW YORK BRANCH, AS U.S. ADMINISTRATIVE AGENT AND DEUTSCHE BANK AG, CANADA BRANCH, AS CANADIAN ADMINISTRATIVE AGENT

Name of Institution:

JPMORGAN CHASE BANK, N.A.

By:	/s/ Santiago Giraldo
	Name:	Santiago Giraldo
	Title:	Vice President
First Amendment to RSC Credit Agreement

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG RSC HOLDINGS II, LLC, RSC HOLDINGS III, LLC, RSC EQUIPMENT RENTAL, INC., RSC EQUIPMENT RENTAL OF CANADA LTD., THE SEVERAL BANKS AND OTHER FINANCIAL INSTITUTIONS FROM TIME TO TIME PARTY THERETO, DEUTSCHE BANK AG, NEW YORK BRANCH, AS U.S. ADMINISTRATIVE AGENT AND DEUTSCHE BANK AG, CANADA BRANCH, AS CANADIAN ADMINISTRATIVE AGENT

Name of Institution:

Landsbanki Commercial Finance

By:	/s/ David Morris
	Name:	David Morris
	Title:	Managing Director
First Amendment to RSC Credit Agreement

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG RSC HOLDINGS II, LLC, RSC HOLDINGS III, LLC, RSC EQUIPMENT RENTAL, INC., RSC EQUIPMENT RENTAL OF CANADA LTD., THE SEVERAL BANKS AND OTHER FINANCIAL INSTITUTIONS FROM TIME TO TIME PARTY THERETO, DEUTSCHE BANK AG, NEW YORK BRANCH, AS U.S. ADMINISTRATIVE AGENT AND DEUTSCHE BANK AG, CANADA BRANCH, AS CANADIAN ADMINISTRATIVE AGENT

Name of Institution:

LLOYDS TSB BANK PLC

By:	/s/ Jeremy Harrison
	Name:	Jeremy Harrison
	Title:	Director H067

By:	/s/ Alexander Wilson
	Name:	Alexander Wilson
	Title:	Director Financial Institutions, USA W055
First Amendment to RSC Credit Agreement

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG RSC HOLDINGS II, LLC, RSC HOLDINGS III, LLC, RSC EQUIPMENT RENTAL, INC., RSC EQUIPMENT RENTAL OF CANADA LTD., THE SEVERAL BANKS AND OTHER FINANCIAL INSTITUTIONS FROM TIME TO TIME PARTY THERETO, DEUTSCHE BANK AG, NEW YORK BRANCH, AS U.S. ADMINISTRATIVE AGENT AND DEUTSCHE BANK AG, CANADA BRANCH, AS CANADIAN ADMINISTRATIVE AGENT

Name of Institution:

Mizuho Corporate Bank, Ltd.

By:	/s/ James R. Fayen
	Name:	James R. Fayen
	Title:	Deputy General Manager

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG RSC HOLDINGS II, LLC, RSC HOLDINGS III, LLC, RSC EQUIPMENT RENTAL, INC., RSC EQUIPMENT RENTAL OF CANADA LTD., THE SEVERAL BANKS AND OTHER FINANCIAL INSTITUTIONS FROM TIME TO TIME PARTY THERETO, DEUTSCHE BANK AG, NEW YORK BRANCH, AS U.S. ADMINISTRATIVE AGENT AND DEUTSCHE BANK AG, CANADA BRANCH, AS CANADIAN ADMINISTRATIVE AGENT

Name of Institution:

PNC Bank, NA

By:	/s/ John D. Trott
	Name:	John D. Trott
	Title:	Vice President
First Amendment to RSC Credit Agreement

BOSTON HARBOR CLO 2004-1, Ltd.
By:	/s/ Beth Mazor
	Name:	Beth Mazor
	Title:	V.P.

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG RSC HOLDINGS II, LLC, RSC HOLDINGS III, LLC, RSC EQUIPMENT RENTAL, INC., RSC EQUIPMENT RENTAL OF CANADA LTD., THE SEVERAL BANKS AND OTHER FINANCIAL INSTITUTIONS FROM TIME TO TIME PARTY THERETO, DEUTSCHE BANK AG, NEW YORK BRANCH, AS U.S. ADMINISTRATIVE AGENT AND DEUTSCHE BANK AG, CANADA BRANCH, AS CANADIAN ADMINISTRATIVE AGENT

Name of Institution:

Regions Bank

By:	/s/ George Louis McKinley
	Name:	George Louis McKinley
	Title:	Attorney-in-Fact
First Amendment to RSC Credit Agreement

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG RSC HOLDINGS II, LLC, RSC HOLDINGS III, LLC, RSC EQUIPMENT RENTAL, INC., RSC EQUIPMENT RENTAL OF CANADA LTD., THE SEVERAL BANKS AND OTHER FINANCIAL INSTITUTIONS FROM TIME TO TIME PARTY THERETO, DEUTSCHE BANK AG, NEW YORK BRANCH, AS U.S. ADMINISTRATIVE AGENT AND DEUTSCHE BANK AG, CANADA BRANCH, AS CANADIAN ADMINISTRATIVE AGENT

Name of Institution:

Royal Bank of Canada

By:	/s/ Dustin Craven
	Name:	Dustin Craven
	Title:	Attorney-in-Fact
By:	/s/ R. Kizzel
	Name:	R. Kizzel
	Title:	Attorney-in-Fact
First Amendment to RSC Credit Agreement

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG RSC HOLDINGS II, LLC, RSC HOLDINGS III, LLC, RSC EQUIPMENT RENTAL, INC., RSC EQUIPMENT RENTAL OF CANADA LTD., THE SEVERAL BANKS AND OTHER FINANCIAL INSTITUTIONS FROM TIME TO TIME PARTY THERETO, DEUTSCHE BANK AG, NEW YORK BRANCH, AS U.S. ADMINISTRATIVE AGENT AND DEUTSCHE BANK AG, CANADA BRANCH, AS CANADIAN ADMINISTRATIVE AGENT

Name of Institution:

SunTrust Bank

By:	/s/ Hector Molina
	Name:	Hector Molina
	Title:	Associate

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG RSC HOLDINGS II, LLC, RSC HOLDINGS III, LLC, RSC EQUIPMENT RENTAL, INC., RSC EQUIPMENT RENTAL OF CANADA LTD., THE SEVERAL BANKS AND OTHER FINANCIAL INSTITUTIONS FROM TIME TO TIME PARTY THERETO, DEUTSCHE BANK AG, NEW YORK BRANCH, AS U.S. ADMINISTRATIVE AGENT AND DEUTSCHE BANK AG, CANADA BRANCH, AS CANADIAN ADMINISTRATIVE AGENT

Name of Institution:

Union Bank, N.A.

By:	/s/ Brent Housteau
	Name:	Brent Housteau
	Title:	Vice President
Signature page to First Amendment — Note Issuance

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG RSC HOLDINGS II, LLC, RSC HOLDINGS III, LLC, RSC EQUIPMENT RENTAL, INC., RSC EQUIPMENT RENTAL OF CANADA LTD., THE SEVERAL BANKS AND OTHER FINANCIAL INSTITUTIONS FROM TIME TO TIME PARTY THERETO, DEUTSCHE BANK AG, NEW YORK BRANCH, AS U.S. ADMINISTRATIVE AGENT AND DEUTSCHE BANK AG, CANADA BRANCH, AS CANADIAN ADMINISTRATIVE AGENT

Name of Institution: United Overseas Bank Limited, New York Agency
By:	/s/ George Lim
	Name:	George Lim
	Title:	SVP & GM

By:	/s/ Mario Sheng
	Name:	Mario Sheng
	Title:	AVP
First Amendment to RSC Credit Agreement

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG RSC HOLDINGS II, LLC, RSC HOLDINGS III, LLC, RSC EQUIPMENT RENTAL, INC., RSC EQUIPMENT RENTAL OF CANADA LTD., THE SEVERAL BANKS AND OTHER FINANCIAL INSTITUTIONS FROM TIME TO TIME PARTY THERETO, DEUTSCHE BANK AG, NEW YORK BRANCH, AS U.S. ADMINISTRATIVE AGENT AND DEUTSCHE BANK AG, CANADA BRANCH, AS CANADIAN ADMINISTRATIVE AGENT

Name of Institution: UPS Capital Corporation
By:	/s/ John P. Holloway
	Name:	John P. Holloway
	Title:	Director Portfolio Management
First Amendment to RSC Credit Agreement

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG RSC HOLDINGS II, LLC, RSC HOLDINGS III, LLC, RSC EQUIPMENT RENTAL, INC., RSC EQUIPMENT RENTAL OF CANADA LTD., THE SEVERAL BANKS AND OTHER FINANCIAL INSTITUTIONS FROM TIME TO TIME PARTY THERETO, DEUTSCHE BANK AG, NEW YORK BRANCH, AS U.S. ADMINISTRATIVE AGENT AND DEUTSCHE BANK AG, CANADA BRANCH, AS CANADIAN ADMINISTRATIVE AGENT

Name of Institution: Wachovia Capital Finance Corporation (Western)
By:	/s/ Carlos Valles
	Name:	Carlos Valles
	Title:	Director
First Amendment to RSC Credit Agreement

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG RSC HOLDINGS II, LLC, RSC HOLDINGS III, LLC, RSC EQUIPMENT RENTAL, INC., RSC EQUIPMENT RENTAL OF CANADA LTD., THE SEVERAL BANKS AND OTHER FINANCIAL INSTITUTIONS FROM TIME TO TIME PARTY THERETO, DEUTSCHE BANK AG, NEW YORK BRANCH, AS U.S. ADMINISTRATIVE AGENT AND DEUTSCHE BANK AG, CANADA BRANCH, AS CANADIAN ADMINISTRATIVE AGENT

Name of Institution: Wachovia Capital Finance Corporation (Canada)
By:	/s/ Bruce Laughton
	Name:	Bruce Laughton
	Title:	Managing Director

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG RSC HOLDINGS II, LLC, RSC HOLDINGS III, LLC, RSC EQUIPMENT RENTAL, INC., RSC EQUIPMENT RENTAL OF CANADA LTD., THE SEVERAL BANKS AND OTHER FINANCIAL INSTITUTIONS FROM TIME TO TIME PARTY THERETO, DEUTSCHE BANK AG, NEW YORK BRANCH, AS U.S. ADMINISTRATIVE AGENT AND DEUTSCHE BANK AG, CANADA BRANCH, AS CANADIAN ADMINISTRATIVE AGENT

Name of Institution: WELLS FARGO BANK, N.A.
By:	/s/ Reginald M. Goldsmith, III
	Name:	Reginald M. Goldsmith, III
	Title:	Senior Vice President

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG RSC HOLDINGS II, LLC, RSC HOLDINGS III, LLC, RSC EQUIPMENT RENTAL, INC., RSC EQUIPMENT RENTAL OF CANADA LTD., THE SEVERAL BANKS AND OTHER FINANCIAL INSTITUTIONS FROM TIME TO TIME PARTY THERETO, DEUTSCHE BANK AG, NEW YORK BRANCH, AS U.S. ADMINISTRATIVE AGENT AND DEUTSCHE BANK AG, CANADA BRANCH, AS CANADIAN ADMINISTRATIVE AGENT

WELLS FARGO FINANCIAL CORPORATION CANADA
By:	/s/ Peter Bean
	Name:	Peter Bean
	Title:	Vice President